EXHIBIT 10.40










                     REYNOLDS METALS COMPANY




                   SUPPLEMENTAL INCENTIVE PLAN






















                    Effective January 1, 1996

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1.   PURPOSE

      The purpose of the Supplemental Incentive Plan (the "Plan")

is  to  promote the financial success of Reynolds Metals  Company

(the  "Company") by:

           (a)   providing compensation opportunities  which  are

     competitive with those of other major companies;

            (b)    supporting  the  Company's  goal-setting   and

     strategic planning process by permitting awards to be  based on other than completely objective criteria; and

           (c)   motivating designated key executives to  achieve

     important  qualitative business goals by  allowing  them  to share in the risks and rewards of the business.



2.   ADMINISTRATION

      (a)   The  Plan  shall be administered by the  Compensation

Committee  (the "Committee") of the Company's Board of  Directors

(the  "Board").  No member of the Committee shall be eligible  to participate in the Plan.

      (b)   The  Committee shall have the power and authority  to

adopt,  amend  and rescind any administrative guidelines,  rules,

regulations,   and   procedures   deemed   appropriate   to   the

administration  of the Plan, and to interpret  and  rule  on  any questions relating to any provision of the Plan.

      (c)   The  decisions  of  the  Committee  shall  be  final,

conclusive and binding on all parties, including the Company  and participating employees.

      (d)   The  Board  may from time to time amend,  suspend  or

terminate the Plan, in whole or in part.



3.   PARTICIPATION

      Each calendar year, the Committee shall designate employees eligible to participate in this Plan during that calendar year.



4.   MAXIMUM AWARD LEVELS

      After  consultation  with management, the  Committee  shall designate maximum award levels to be earned by participants for a calendar year.  Such maximum awards may vary by management level.

These  maximum  award levels shall be independent  of  any  award levels established under any other incentive plan of the Company.

The  Committee shall also establish a performance threshold  that must  be  reached before any award can be paid hereunder for  the year.  No award may be paid hereunder unless the Company achieves adequate  financial performance as established in the performance threshold,  such as achievement of the minimum goals  established under  the Company's Performance Incentive Plan for the  calendar year.



5.   PERFORMANCE GOALS

       The  Committee  shall  establish  performance  goals   for

participants to help it determine awards for each calendar  year.

Such  goals shall be different from and independent of any  goals established under any other incentive plan of the Company and may relate  to  corporate  performance, divisional  performance,  and individual performance as appropriate to the purpose of the  Plan and the positions and responsibilities of the participants.



6.   DETERMINATION OF AWARDS

      Subject  to  the limitations imposed by Paragraph  4,  each calendar  year  the  Committee  shall,  after  consultation  with management, determine the award earned by each participant  under this Plan for the calendar year based upon the achievement of the performance  goals established hereunder for the participant  for the calendar year.



7.   COMMUNICATION

       Participants  shall  be  advised  in  writing   of   their

participation in the Plan and of the performance goals applicable to their awards.



8.   PAYMENT OF AWARDS

      Awards shall be payable in cash as soon after the close  of the calendar year as feasible; provided, however, that payment of part  or all of any award may be deferred in accordance with  the terms of any incentive deferral plan maintained from time to time by the Company.

9.   EFFECTIVE DATE OF PLAN

      The  Plan  shall  be effective January 1, 1996,  and  shall continue  in  effect, as amended from time to time, until  it  is terminated by the Board.





      Executed  and  adopted as of January 1, 1996,  pursuant  to action taken by the Board of Directors of Reynolds Metals Company at its meeting on November 17, 1995.



                              REYNOLDS METALS COMPANY





                              By: F. Robert Newman
                                  Vice President, Human Resources